Supplemental Cash Flow Information	12 Months Ended
Nov. 30, 2021
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information	Supplemental Cash Flow Information

	November 30,
(in millions)	2021	2020
Cash and cash equivalents (Consolidated Balance Sheets)	$8,939	$9,513
Restricted cash included in prepaid expenses and other and other assets	38	179
Total cash, cash equivalents and restricted cash (Consolidated Statements of Cash Flows)	$8,976	$9,692
Cash paid for interest, net of capitalized interest, was $1.3 billion in 2021, $610 million in 2020 and $171 million in 2019. In addition, cash paid for income taxes, net was not material in 2021 and 2020 and $46 million in 2019.

In connection with the repurchase of the Convertible Notes as part of registered direct offerings of Carnival Corporation common stock used to repurchase a portion of the Convertible Notes in August and November 2020, as an administrative convenience, we permitted the purchasers of 151.2 million of Carnival Corporation common stock to offset the purchase price payable to us against our obligation to pay the purchase price for $1.3 billion aggregate principal amount of the Convertible Notes held by them, which is reflected as a non-cash transaction for the year ended November 30, 2020.

For the years ended November 30, 2021 and 2019, we did not have borrowings or repayments of commercial paper with original maturities greater than three months. For the year ended November 30, 2020, we had borrowings of $525 million and repayments of $526 million of commercial paper with original maturities greater than three months.